CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Registration Statement File No. 333-45457.



                                              ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
 December 1, 1998